Rev-S-96c                 VISTA TECHNOLOGIES INC.
                          (a Nevada corporation)

       REGULATION  S  OFFSHORE TRANSACTION  SUBSCRIPTION  AGREEMENT
         Up to 100,000 shares of Common Stock at $2.125 per share


     Any interest in the VISTA TECHNOLOGIES INC. securities subscribed to hereunder may be resold within the jurisdiction of the United States or to U.S. Persons [as defined in Rule 902(o) of Regulation S under the United States Securities Act of 1933 ("Securities Act")] by or for the account of the undersigned Foreign Investor only: (i) pursuant to a registration statement under the Securities Act; or
     (ii) pursuant to an applicable exemption, if any, from such registration. The resale of these securities under Rule 903 of Regulation S and other regulations under the Securities Act, if applicable, is prohibited before the expiration of any restricted period required by Rule 903 of Regulation S, which restricted period cannot commence until all securities included in this Offering have been sold and fully paid for.

                        ~~~~~~~~~~~~~~~~~~~~~~~~~~~

Vista Technologies Inc.
1250 Oakmead Parkway, Suite 210
Sunnyvale, California  92088-3599
FAX No. (408) 746-3630

1.   SUBSCRIPTION TO COMMON STOCK.   The undersigned, an individual not
residing in nor a resident of the United States, or alternatively a company organized under the laws of the jurisdiction of its organization or incorporation set forth on the signature page hereof (herein called the "Foreign Investor"), hereby subscribes for the purchase of the number of shares of common stock, par value $0.005 per share (the "Common Stock") in Vista Technologies Inc., a Nevada corporation ("VISTA") indicated on the signature page hereof for the account of the Foreign Investor upon the terms and conditions set forth in this Subscription Agreement. The subscription price for each share of VISTA common stock offered hereby is $2.125 per share in good U.S. funds, payable in cash upon acceptance hereof.

2.   DESCRIPTION OF OFFERING.

2.1. Regulation S Offering.   VISTA is offering up to a maximum of
100,000 shares of VISTA Common Stock, par value $.005 per share (the "Shares"), on a "best efforts" basis to a limited number of qualified investors in a private placement offering of securities exempt from the registration requirements of the United States Securities Act of 1933, as
amended (the "Securities Act").   The offering of such Shares to investors who
are not U.S. persons as defined in Rule 902(o) of Regulation S ("Regulation S") promulgated under the Securities Act is herein called the "Offering". All of the Shares offered to Foreign Investors are being offered at a price of $2.125 per Share in U.S. funds. There are no minimum amount of subscriptions required in order for VISTA to accept any subscriptions to the Offering. The Offering will terminate on August 31, 1996 unless extended at the option of VISTA for an additional period of not more than 30 days. VISTA reserves the right to terminate the Offering at any time, whether or not the maximum Shares have been sold.

Regulation S Subscription Agreement -1-

3. OTHER REPRESENTATIONS AND WARRANTIES OF THE FOREIGN INVESTOR. In connection with this Agreement and the transactions contemplated herein, the Foreign Investor represents and warrants to VISTA as follows:

3.1. The Foreign Investor has been duly formed and is validly existing as a corporation or other legal entity in good standing under the laws of its jurisdiction of incorporation set forth on the signature page to this Agreement. The Foreign Investor is not organized under the laws of the United States, is not a "U.S. Person" as that term is defined in Rule 902(o) of Regulation S, and is not an "affiliate" of VISTA as that term is used in regulations promulgated under the Securities Act or associated with any individual or entity which may be deemed an "affiliate" of VISTA as of the date hereof. Neither the Foreign Investor, nor any person affiliated with it, is or has been for the past three months, an officer, director, controlling shareholder or otherwise in a position to control, select or influence the management and policies of VISTA.

3.2. The Foreign Investor was not formed for the purpose of investing in Regulation S securities or formed for the purpose of investing in this Agreement and the Shares of VISTA. The Foreign Investor is not registered as an issuer under the Securities Act and is not required to be registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Foreign Investor is entering into this Agreement and is participating in the Offering for its own account, and not on behalf of any U.S. Person as defined in Rule 902(o) of Regulation S.

3.3. No offer to enter into this Agreement has been made by VISTA to the Foreign Investor in the United States other than as permitted in the case of an account managed by a professional fiduciary resident in the United States within the meaning of Section 902(o)(2) of Regulation S. At the times of the offer and execution of this Agreement and, to the best knowledge of the Foreign Investor, at the time the Offering originated, the Foreign Investor was located and resident outside the United States other than as permitted in the case of an account managed by a professional fiduciary resident in the United States within the meaning of Section 902(o)(2) of Regulation S.

3.4. Neither the Foreign Investor, nor any of its affiliates nor any person acting on its behalf or any behalf of any such affiliate, has engaged, or will engage, in any activity undertaken for the purpose of, or that could reasonable be expected to have the effect of, conditioning the markets in the United States for the Shares or for any securities that are convertible into or exercisable for Shares of VISTA, including but not limited to effecting any sale of VISTA securities to or through the Foreign Investor or any of its affiliates prior to the expiration of any restricted period contained in Regulation S (any such activity being defined herein as a "Directed Selling Effort"). To the best knowledge of the undersigned, this Agreement and the transactions contemplated herein are not part of a plan or scheme to evade the registration provisions of the Securities Act, and the Shares are being purchased for investment purposes by the Foreign Investor. The Foreign Investor, and to the best knowledge of the Foreign Investor, each distributor, if any, participating in this Offering of VISTA Shares, has agreed that all offers and sales of any securities included in the Offering prior to the date hereof and through the expiration of the any restricted period set forth in Rule 903 of Regulation S (as the same may be amended from time to time hereafter) shall not be made to U.S. Persons or for the account or benefit of U.S. Persons, and shall otherwise be made in compliance with the provisions of
Regulation S and any other applicable provisions of the Securities Act.   The
Foreign Investor and its representatives have not conducted any Directed Selling Effort as that term is used and defined in Rule 902 of Regulation S and will not engage in any such Directed Selling Effort within the United States through the expiration of any restricted period set forth in Rule 903 of Regulation S.

Regulation S Subscription Agreement -2-

3.5. The Foreign Investor acknowledges and agrees that following the expiration of any restricted period provided by Rule 903 of Regulation S, any interest in this Agreement or in the Shares subscribed to hereunder may be resold within the jurisdiction of the United States or to U.S. Persons [as defined in Rule 902(o) of Regulation S] by or for the account of the parties hereto only: (i) pursuant to a registration statement under the Securities Act, or (ii) if applicable, pursuant to an exemption from such registration for sales by a person other than an issuer, underwriter or dealer as those terms are used in Section 4(1) and related provisions of the Securities Act and regulations thereunder, or pursuant to another exemption from registration, and only following the expiration of any restricted period (if applicable) required by Regulation S. The Foreign Investor acknowledges that this Agreement and the VISTA Shares have not been registered under the Securities Act or qualified under state securities laws of the United States, and that the transferability hereof and thereof within the jurisdiction of the United States is restricted by the Securities Act as well as such state laws. The Foreign Investor acknowledges that this Agreement and the Shares are being sold in reliance upon the transaction exemption afforded by Regulation S in connection with an offshore offer and sale of securities of VISTA not within or subject to the jurisdiction of the United States markets. The Foreign Investor acknowledges it has received a copy of Regulation S, is familiar with and understands the terms thereof, and has had the opportunity to consult with its legal counsel concerning this Agreement and Regulation S.

The Foreign Investor acknowledges that if any transfer of the Shares is proposed to be made in reliance upon an exemption under the Securities Act, the issuer of the securities may require an opinion of counsel satisfactory to the issuer that such transfer may be made pursuant to an applicable exemption under the Securities Act. The Foreign Investor acknowledges that, so long as appropriate, a legend similar to the following may appear on the certificates representing the VISTA Shares subscribed for hereunder: "These securities have not been registered under the Securities Act of 1933 and may be reoffered and sold only if registered or if an exemption from such registration is available in the opinion of counsel satisfactory to the issuer".

3.6. The Foreign Investor has not received any general solicitation or
advertising regarding the Offering or this Agreement.   The Foreign Investor
has sufficient knowledge and experience in financial and business matters so that it is able to evaluate the merits and risks of the Offering and this Agreement. The Foreign Investor has had substantial experience in previous private and public purchases of speculative and restricted securities.

3.7. The Foreign Investor acknowledges that an investment in the Shares offered hereby is speculative, involves a high degree of risk, and should not be purchased by persons who cannot afford the loss of their entire investment, and represents that the Foreign Investor has relied only on the information contained herein or otherwise provided in writing by duly authorized representatives of VISTA. The Foreign Investor has carefully read and reviewed this Subscription Agreement and all of VISTA's filings with the Securities and Exchange Commission incorporated by reference herein (including, without limitation, the section entitled "Cautionary Statements for Purposes of the 'Safe Harbor' Provisions of the Private Securities Litigation Reform Act of 1995" in Vista's Report on Form 10-QSB for the Period ended December 31, 1995), as described in Section 4 of this Agreement, and has asked such questions of management of VISTA and received such additional information as he, she or it deems necessary in order for the Foreign Investor to make an informed decision with respect to the purchase of the Shares. The undersigned Foreign Investor has received complete and satisfactory answers to all such inquiries. The Foreign Investor has not received oral or written representations or assurances from VISTA or any representatives of VISTA, other than as set forth in this Agreement.

Regulation S Subscription Agreement -3-

3.8. This Agreement has been duly authorized, executed and delivered by the Foreign Investor and is a valid and binding agreement enforceable in accordance with its terms, subject only to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application to or affecting creditors' rights generally and to general principles of equity. The Foreign Investor has full power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

3.9. The execution and delivery of this Agreement, and the consummation of the transactions contemplated herein, do not and will not conflict with or result in a breach by the Foreign Investor of any of the terms or provisions of, or constitute a default under, its charter documents, its memorandum or articles of association or incorporation, its by-laws, any action of its directors or shareholders, or any indenture, mortgage, deed of trust or other agreement or instrument to which the undersigned is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, regulatory body, administrative agency or other governmental body having jurisdiction over the undersigned or any of its properties or assets.

4.   REPRESENTATIONS AND WARRANTIES OF VISTA.

By its acceptance of any subscription from the Foreign Investor hereunder, VISTA represents and warrant to the Foreign Investor as follows:

4.1. VISTA is duly organized and validly existing in good standing as a corporation under the laws of Nevada with corporate power to enter into this Agreement and to conduct its business as presently conducted.

4.2. VISTA is a "Reporting Issuer" as defined in Rule 902(l) of Regulation S and will cause all the materials required to be filed by it pursuant to Section 13(a) of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act") to be filed with the Securities and Exchange Commission for a period of at least three (3) months following the completion of the Offering. VISTA is not an investment company registered or required to register as such under the United States Investment Company Act of 1940.

4.3. The common stock of VISTA is a class of securities registered under Section 12(g) of the Exchange Act, and VISTA has filed all reports and documents required to be filed pursuant to the Exchange Act for a period of at least twelve months preceding the date hereof. All documents filed by VISTA with the Securities and Exchange Commission pursuant to the Exchange Act for its most recent full fiscal year and subsequent thereto are available from VISTA and should be reviewed by the Foreign Investor, including the following filings which are incorporated herein by reference:

    Filings by VISTA with the Securities and Exchange Commission incorporated by reference:

            Annual Report on Form 10-KSB for the Fiscal Year ended March 31,
            1996

            Proxy Statement dated May 26, 1995 for Special Meeting of
            Stockholders

Any other documents filed by VISTA pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 subsequent to the date of this Agreement and prior to the sale of all Shares in this Offering also shall be deemed to be incorporated by reference in this Agreement and to be a part hereof from the date of filing such documents.

Regulation S Subscription Agreement -4-

4.4. VISTA agrees to make available to the Foreign Investor, prior to this subscription, the opportunity to ask questions of, and receive written answers from, authorized representatives of VISTA concerning the terms and conditions of this Offering, the operations of VISTA and its affiliated companies, and any other relevant matters, and to obtain any additional written information, to the extent that the VISTA possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished to the Foreign Investor in connection with this Offering.

4.5. VISTA has not offered any securities covered by this Offering to any persons in the United States nor to any U.S. Person nor to any identifiable group or groups of U.S. citizens in the United States or abroad.

4.6. The VISTA Shares, when issued and delivered upon payment of the subscription price, will each be duly and validly authorized and issued, fully paid and nonassessable securities of VISTA and will not subject the holders thereof to personal liability by reason of being such holders.

4.7. This Agreement, upon its acceptance by VISTA, has been duly authorized, executed and delivered by VISTA and is a valid and binding agreement enforceable in accordance with its terms, subject only to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application to or affecting creditors' rights generally and to general principles of equity. VISTA has full power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

4.8. The execution and delivery of this Agreement, and the consummation of the transactions contemplated herein, do not and will not conflict with or result in a breach by VISTA of any of the terms or provisions of, or constitute a default under, its articles of incorporation or association, its by-laws, any action of its directors or shareholders, or any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, regulatory body, administrative agency or other governmental body having jurisdiction over the undersigned or any of its properties or assets.

5.   OTHER TERMS AND AGREEMENTS.

5.1. Each of the parties understand that no governmental agency of any jurisdiction has passed upon or made any recommendation or endorsement of the Shares, the transactions contemplated by this Agreement, or an investment in the Shares.

5.2. Each of the undersigned agrees to pay its own expenses incident to the performance of its obligations hereunder.

5.3. Each of the undersigned agree this Agreement shall be governed by and construed in accordance with the laws of the Republic of Ireland, and without regard to principles of conflicts of law.

5.4. This Agreement may be executed in one or more counterparts and it is not necessary that the signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement. The headings of the sections of this Agreement have been inserted for convenience of reference only, and shall not be deemed to be a part of this Agreement.

5.5. Time shall be of the essence of this Agreement.

Regulation S Subscription Agreement -5-

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the respective dates set forth below.


FOREIGN INVESTOR:

PAGET TRADING LTD.
- -------------------------------------------------------
[Full Legal Name]


By:
    ---------------------------------------------------
      [Authorised Signature]   Trevor Robinson Donnelly

Name of Signing Officer:             TREVOR ROBINSON DONNELLY
                                     --------------------------------------
Title of Signing Officer:            DIRECTOR
                                     --------------------------------------
Principal Address of Foreign Investor:     c/o TRIDENT TRUST CO. (B.V.I.) LTD.
                                        --------------------------------------
                                           TRIDENT CHAMBERS, P.O. BOX 146
                                        --------------------------------------
                                           ROAD TOWN, TORTOLA,
                                           BRITISH VIRGIN ISLANDS
                                        --------------------------------------

Jurisdiction in which Foreign Investor is Incorporated or Organized:
                                           BRITISH VIRGIN ISLANDS
- --------------------------------------

Number of VISTA Shares subscribed for (100,000 Shares) at $2.125 per Share
                                       --------------
equals $212,500.
       --------

Date:  August 9, 1996
       ---------

     ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

This Agreement is accepted as of August 9, 1996
                                 --------
for VISTA TECHNOLOGIES INC.:

By:  /s/  Thomas A. Schultz
   ----------------------------
   [Authorised Signature]

Name and Title of Signing Officer:    THOMAS A. SCHULTZ, President
                                    ----------------------------------------






Rev-S-96c

Regulation S Subscription Agreement -6-